UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

MP MATERIALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 800 Las Vegas, Nevada 89135	(702) 844-6111
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	MP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 9, 2024, MP Materials Corp. (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of holders of its 0.25% green convertible senior notes due 2026 (the “2026 Convertible Notes”), in each case pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Exchange Agreements, the Company will exchange approximately $131.6 million in aggregate principal amount of the 2026 Convertible Notes for approximately $106.6 million in aggregate principal amount of the Company’s 3.00% convertible senior notes due 2030 (the “2030 Convertible Notes”), which constitute additional notes under that certain indenture, dated as of March 7, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee, governing the 2030 Convertible Notes. The exchanges extend the Company’s debt maturity profile and reduce the Company’s outstanding indebtedness by approximately $25 million.

The foregoing description of the Exchange Agreements is qualified in its entirety by reference to the form of Exchange Agreement, a copy of which is attached as Exhibit 99.1 hereto. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the 2026 Convertible Notes, 2030 Convertible Notes or the Company’s common stock, if any, issuable upon conversion of the 2030 Convertible Notes.

This report shall not constitute an offer to sell or the solicitation of an offer to buy the notes, shares of Company common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Form of Exchange Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MP MATERIALS CORP.

By:	/s/ Elliot D. Hoops
Name: Elliot D. Hoops
Title: General Counsel and Secretary

Date: December 9, 2024